SPDR® S&P 600 Small Cap Growth ETF	SLYG

(NYSE Ticker)

SUMMARY PROSPECTUS - OCTOBER 31, 2013 (as supplemented April 4, 2014)

Before you invest in the SPDR S&P 600 Small Cap Growth ETF (the “Fund”), you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and the risks of investing in the Fund. The Fund’s prospectus and statement of additional information dated October 31, 2013, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus and statement of additional information, as well as other information about the Fund, online at https://www.spdrs.com/product/fund.seam?ticker=SLYG. You may also obtain this information at no charge by calling (866) 787-2257 or by sending an e-mail request to Fund_inquiry@ssga.com.

INVESTMENT OBJECTIVE

The SPDR S&P 600 Small Cap Growth ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of small capitalization exchange traded U.S. equity securities exhibiting “growth” characteristics.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (1) (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES	0.25%
DISTRIBUTION AND SERVICE (12b-1) FEES (2)	0.00%
OTHER EXPENSES	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.25%

(1)	Expense information has been restated to reflect current fees.

(2)	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made; however, the Board has determined that no such payments will be made through at least October 31, 2014.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$26	$80	$141	$318

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the S&P SmallCap 600 Growth Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead,

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the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the investment adviser to the Fund, may invest the Fund’s assets in a subset of securities in the Index or may invest the Fund’s assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days’ notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index measures the performance of the small-capitalization growth sector in the U.S. equity market. The Index consists of those stocks in the S&P SmallCap 600 Index exhibiting the strongest growth characteristics based on: (i) sales growth; (ii) earnings change to price; and (iii) momentum. The selection universe for the S&P SmallCap 600 Index includes all U.S. common equities listed on the NYSE, NASDAQ Global Select Market, NASDAQ Select Market and NASDAQ Capital Market with market capitalizations generally between $350 million and $1.6 billion at the time of inclusion. Capitalization ranges may be revised by the Index Provider (as defined below) at any time. To be included in the Index, a security (or issuer of a security, as applicable) should (i) have an annual dollar value traded to float adjusted market capitalization ratio of 1 or greater; (ii) trade a minimum of 250,000 shares in each of the six months leading up to the evaluation date; (iii) have a public float of at least 50%; and (iv) have positive as-reported earnings over the most recent four consecutive quarters (measured using the sum of earnings over those quarters) and for the most recent quarter. The Index is market capitalization weighted and rebalanced annually on the third Friday of December. As of September 30, 2013, the Index was comprised of 356 stocks.

The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

PASSIVE STRATEGY/INDEX RISK:  The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

INDEX TRACKING RISK:  While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

SMALL CAP RISK:  Small-sized companies may be more volatile and more likely than large- and mid-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small companies could trail the returns on investments in stocks of larger companies.

GROWTH RISK:  The Fund emphasizes a “growth” style of investing. The market values of growth stocks may be more volatile than other types of investments. The prices of growth stocks tend to reflect future expectations, and when those expectations change or are not met, share prices generally fall. The returns on “growth” securities may or may not move in tandem with the returns on other styles of investing or the overall stock market.

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EQUITY INVESTING RISK:  An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

NON-DIVERSIFICATION RISK:  The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.

ANNUAL TOTAL RETURN (years ended 12/31)*

Highest Quarterly Return: 28.61% (Q2 2009)

Lowest Quarterly Return: -28.41% (Q4 2008)

*  As of September 30, 2013, the Fund’s Calendar Year-To-Date return was 29.46%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/12)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares. Prior to December 17, 2010, the Fund’s investment strategy sought to track the total return performance of an index different from the S&P SmallCap 600 Growth Index. Performance of the Fund prior to December 17, 2010 is therefore based on the Fund’s prior investment strategy to track a different benchmark index.

	ONE YEAR	FIVE YEARS	TEN YEARS
RETURN BEFORE TAXES	14.39%	5.96%	11.72%
RETURN AFTER TAXES ON DISTRIBUTIONS	14.09%	5.80%	11.58%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	9.61%	5.08%	10.49%
S&P SMALLCAP 600 GROWTH INDEX (reflects no deduction for fees, expenses or taxes)	14.56%	5.51%	10.88%

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Mike Feehily and John Tucker.

MIKE FEEHILY, CFA, is a Senior Managing Director of the Adviser. He joined the Adviser in 1997, moved to

State Street Global Markets LLC in 2006 and rejoined the Adviser in 2010.

JOHN TUCKER, CFA, is a Senior Managing Director of the Adviser. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund Shares and tax information, please turn to “Summary Information about Purchases, Sales and Taxes” on page 159 of the Prospectus.

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SPDR Series Trust

One Lincoln Street

Boston, MA 02111

Precise in a world that isn’t.SM	SLYGSUMPRO